2011 Third-Quarter Results October 20, 2011 Exhibit 99.3

Introduction
Unless otherwise stated, we will be talking about results for the third-quarter 2011 and comparing them with the same period in
2010
References to PMI volumes refer to PMI shipment data, unless otherwise stated
Industry volume and market shares are the latest data available from a number of internal and external sources
Organic volume refers to volume excluding acquisitions
Net revenues exclude excise taxes
OCI stands for Operating Companies Income, which is defined as operating income before general corporate expenses and the
amortization of intangibles. OCI growth rates are on an adjusted basis, which excludes asset impairment, exit and other costs
Data tables showing adjustments to net revenues and OCI for
currency, acquisitions, asset impairment, exit and other costs, free cash flow calculations, adjustments to EPS, and reconciliations to
U.S. GAAP measures are at the end of today’s web cast slides and are posted on our web site

Forward-Looking and Cautionary Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A. “Risk Factors” in PMI’s Form 10-Q for the quarter ended June 30, 2011, filed with the Securities and Exchange
Commission

2011 Third-Quarter Results
Outstanding financial performance:
In the quarter, we comfortably surpassed all our mid to
long-term currency neutral annual growth targets even
excluding our business in Japan
Q3, 2011 Results
(a)
Net Revenues                  +15.7%
Adjusted OCI +23.7%
Adjusted Diluted EPS +33.0%
(a) All financial growth rates exclude currency. Net revenues and OCI growth rates also exclude acquisitions
Source: PMI Financials

2011 EPS Guidance
Business outlook further improved, fully compensating
recent unfavorable currency movements
Allows us to narrow our 2011 reported diluted EPS
guidance range to $4.75 to $4.80 (upper half of previous
range)
Compared to our adjusted diluted EPS of $3.87 in 2010,
this translates into improved growth rates of
approximately 17.5% to 19.0% excluding currency, and
approximately 22.5% to 24.0% at prevailing exchange
rates
Source: PMI forecasts

6 PMI Organic Cigarette Volume Growth (%) Source: PMI Financials 2011 2011 4.4 0.5 0 5 Q3 YTD Sept

PMI Brand Performance
% Volume Growth vs. Prior Year
Q3, 2011 YTD Sept, 2011
Marlboro
3.9% 0.5%
L&M
3.9 2.9
Bond Street
6.8 2.2
Fortune
10.1 9.0
(a)
Philip Morris
1.8 1.0
Parliament
16.2 9.9
Chesterfield
7.0 0.4
Sampoerna A
22.8 11.7
Lark
44.1 15.3
Dji Sam Soe
12.1 10.3
(a)  March through September
Source: PMI Financials

Marlboro
Market Shares
Market Shares
YTD Sept, 2010 YTD Sept, 2011 Variance
Asia
(a)
6.2% 6.5% 0.3pp
EEMA
(b)
5.6 6.1 0.5
EU 18.1 17.9 (0.2)
LA&C 13.8 13.5 (0.3)
Total
(a)(b)
8.8 9.0 0.2
(a) Excluding PRC
(b) Excluding duty-free
(c) Also excluding the USA
Source: PMI estimates
(c)

Marlboro
Market Shares – LA&C Region
Market Shares
YTD Sept, 2010 YTD Sept, 2011 Variance
Argentina 23.2% 24.0% 0.8pp
Brazil 6.7 7.0 0.3
Colombia 3.7 4.7 1.0
Mexico 48.9 51.8 2.9
Source: PMI estimates

PMI Market Share Developments
(%)
Top 30 PMI OCI Markets
(a)  Adjusted for Philippines pro forma Jan-Feb 2010
Source: PMI Financials and estimates
(a)
34.9
36.3
32
35
38
YTD Sept, 2010 YTD Sept, 2011

2011 Third-Quarter Results – by Region
(a) Excluding currency and acquisitions
Source: PMI Financials
Q3, 2011 Results
Asia EEMA LA&C EU
Net Revenues (a) +39.1% +11.2% +8.3% +2.2%
Adjusted OCI
(a)
+75.1 +13.8 +9.0 +3.1

PHILIP MORRIS
INTERNATIONAL

極寒の一撃。
Marlboro
ICE BLAST
喫煙は、あなたにとって肺がんの原因の一つとなり、心筋梗塞・脳卒中の危険性や肺気腫を悪化させる危険性を高めます。
未成年者の喫煙は、健康に対する悪影響やたばこへの依存をより強めます。周りの人から勧められても決して吸ってはいけません。
妊娠中の喫煙は、胎児の発育障害や早産の原因の一つとなります。

物語のある人生を
LARK
喫煙は、あなたにとって肺がんの原因の一つとなり、心筋梗塞・脳卒中の危険性や肺気腫を悪化させる危険性を高めます。
未成年者の喫煙は、健康に対する悪影響やたばこへの依存をより強めます。周りの人から勧められても決して吸ってはいけません。
妊娠中の喫煙は、胎児の発育障害や早産の原因の一つとなります。

Japan
Source: PMI Financials, PMI estimates and Tobacco Institute of Japan
PMI shipments up 47.1%:
-
Higher 2011 market share
-
Payback in Q3, 2010, for Q2,
2010, distributor inventory build-
up
September C-store consumer
off-take share slightly above
30%, compared to around
26% pre-crisis
Retention share only
measurable in Q4, 2011, or
Q1, 2012
Industry volume decline not
expected to exceed 15% this
year

Indonesia
PMI volume up 22.5% in
Q3, 2011
Record market share of
31.2% in Q3, 2011
Indonesian economy
remains strong and
consumer purchasing
power is increasing
Government expected to
continue to implement
plans to simplify excise tax
structure
Source: PMI Financials and PMI estimates
2010 2011
Other
Marlboro
Dji Sam Soe
Sampoerna A
29.2
31.2
(%)
PMI Market Share
Total PMI
11.2
12.1
7.9
7.7
5.7
7.2
4.2
4.4
0
35
Q3 Q3

PHILIP MORRIS
INTERNATIONAL

PARLIAMENT
PARLIAMENT
МИНЗДРАВСОЦРАЗВИТИЯ РОССИИ ПРЕДУПРЕЖДАЕТ:
КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

АКТУАЛЬНЫЙ
НОВЫЙ
ДИЗАЙН
ВЗГЛЯНИ ИНАЧЕ
Chesterfield
КУРЕНИЕ УБИВАЕТ
КУРЕНИЕ УБИВАЕТ

Твоя
яркая новинка!
BOND
МИНЗДРАВСОЦРАЗВИТИЯ РОССИИ ПРЕДУПРЕЖДАЕТ: КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

Russia
Market share up slightly to
25.8% QTD Aug, 2011,
behind:
-
Parliament
in premium
-
Chesterfield
in mid-price, and
-
Bond Street
in low-price
segment
PMI volume down 3.5% in
Q3, 2011, due to:
-
Distributor inventory adjustments
-
Lower total market
During Q4, 2011, Russian
Parliament expected to
approve new manageable
road map for excise taxes
Source: A.C. Nielsen, PMI Finance and Russian Ministry of Finance

Turkey
PMI volume up 21.6% in Q3,
2011
Strong share gains driven by:
-
Parliament
in premium
-
Muratti
in mid-price, and
-
L&M
in low-price
Total market had stabilized,
but recently announced, very
large ad-valorem excise tax
increase expected to be
disruptive
A more balanced excise tax
structure is needed
Source: PMI Financials, PMI estimates and A.C. Nielsen
Premium
Mid-price
Low-price
41.8
45.7
(%)
PMI Market Share
Total PMI
19.2
21.2
5.9
6.5
18.0
16.7
0
50
Q3, 2010 Q3, 2011

Germany
Source: PMI Financials and PMI estimates
Q3, 2010 Q3, 2011
L&M
Marlboro
Other
(%)
PMI Market Shares by Segment
Germany had benefited
from more robust market
volume trends this year
Q3, 2011, total German
market volume:
- Cigarettes +0.3%
- Fine cut +3.8%
PMI share gains in both
cigarette and fine cut
segments
Price increase in Q2, 2011.
Next tax step in Jan 2012
20.3
2.7
10.3
5.6
6.4
35.2
14.7
4.6
Cigarette Fine Cut
21.1
1.3
9.2
5.6
7.3
34.9
14.2
4.6
Cigarette Fine Cut

France
Great momentum in a
stable market
Cigarette share gain of
0.4pp to 40.4%, driven by
premium Marlboro
and
Philip Morris
Strong growth in fine cut
segment since launch of
Marlboro in Feb 2011
Cigarette price increase of
€0.30/pack this month
Source: PMI estimates
Q3, 2010 Q3, 2011
40.4
Philip Morris
Marlboro
Other
(%)
PMI Market Shares by Segment
25.9
6.8
8.2
5.7
12.7
25.2
6.3
Cigarette Fine Cut
25.7
7.7
5.7
13.3
40.0
19.0
6.6
Cigarette Fine Cut

PHILIP MORRIS INTERNATIONAL

FILTER CIGARETTES
Marlboro
AMERICAN BLEND
Classic Red
Chesterfield
RED LABEL
L&M
Las autoridades sanitarias advierten
Fumar mata

Spain
Very high unemployment
driving decline in cigarette
industry volume of at least
15% in 2011
Pricing situation was
resolved in September:
-
Marlboro
back to previous
level of €4.25/pack
-
L&M
raised to €3.75/pack
Source: PMI estimates

Pricing
The pricing environment
continues to be very
favorable
In 2011, PMI has
implemented or announced
price increases in:
- Asia: Australia, Indonesia,
Philippines
- EEMA: Algeria, Russia, Saudi
Arabia, Ukraine
- EU: France, Germany, Italy,
Poland, Spain
- LA&C: Argentina, Brazil,
Canada
Source: PMI Financials
($ mio)
Q3
Q1
Pricing Variance
Q2
449 453
341
617
292
564
1,082
1,634
0
900
1,800
2010 2011

Costs and Margins
Adjusted OCI Margins
Third-Quarter
2010 2011
(a)
Variance
(a)
Asia 37.6% 47.4% 9.8pp
EEMA 45.1 46.2 1.1
EU 53.0 53.5 0.5
LA&C 32.7 32.9 0.2
Total 44.2 47.3 3.1
(a) Excluding currency and acquisitions
Source: PMI Financials
Stable tobacco leaf prices
Moderate cost increases offset by productivity savings
that will surpass $250 million in 2011

Excise Taxation
Excise tax structures have improved and several
countries have adopted multi-year tax plans
Most governments appear to have understood that large
excise tax increases are disruptive and do not improve
revenue generation over mid to long-term
We expect some VAT increases in 2012, but these should
be manageable
Every year, some governments introduce disruptive
excise tax increases. This happened last week in Turkey
and additional surprises remain possible

Plain Packaging
We oppose such measures because:
- No sound evidence it would reduce consumption, smoking
incidence or youth smoking, or provide any other public health benefit
- Undermines public health objectives by lowering prices and increasing illicit trade
- Violates intellectual property protections and breaches
international trade obligations
We therefore do not believe that plain packaging
regulations should be widely adopted
We are vigorously pursuing several legal avenues to
challenge the Australian Government’s plain packaging
proposal

($ million)
+22.1%
Currency
Free Cash Flow
(a)
(a) Free cash flow equals net cash provided by operating activities less capital expenditures
Source: PMI Financials
($ million)
+25.6%
Currency
2010 2011 2010 2011
9,000
2,253
2,830
214
0
1,000
2,000
3,000
Q3 Q3
7,373
478
0
3,000
6,000
9,000
YTD Sept YTD Sept

+10.3%
+20.3%
$3.08
$1.84
+17.4%
2008 Aug Sept Sept Sept 2011
+7.4%

Dividend Increases Since Spin-Off
(a)
(a) Dividends for 2008 and 2011 are annualized rates. 2008 annualized rate is based on a quarterly dividend of $0.46 per common share, declared
June 18, 2008. The annualized rate for 2011 is based on a quarterly dividend of $0.77 per common share, declared September 14, 2011
Source: PMI Financials
2008 2009 2010 2011
+67.4%

Share Repurchases and Dividends
During the third quarter, PMI spent $1.4 billion to
repurchase a further 21.2 million shares
Since the March 2008 spin:
- Over $20 billion spent to repurchase nearly 400 million shares at an average price of $50.81 per share
- Over $14 billion paid out in dividends
- Nearly $35 billion returned to our shareholders
Source: PMI Financials

Summary
Outstanding third quarter:
- Organic volume growth of 4.4%
- Strong market share momentum and favorable pricing
environment
- Adjusted diluted EPS, excluding currency, increased by 33.0%
- 2011 reported diluted EPS guidance range narrowed to $4.75-
$4.80, with improved business outlook offsetting recent
unfavorable currency movements
- Compared to an adjusted diluted EPS of $3.87 in 2010, this corresponds to an increase of approximately 22.5% to 24.0% at prevailing exchange rates, and approximately 17.5% to 19.0%, excluding currency
20.3% dividend increase in September demonstrates our
focus on shareholder returns and our belief in a bright
future
Source: PMI Financials

Questions & Answers 2011 Third-Quarter Results

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended September 30,
($ in millions)
(Unaudited)
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes &
Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
8,155 $            5,649 $   2,506 $            321 $       2,185 $                - $          2,185 $            European Union 7,045 $      4,906 $   2,139 $            17.2% 2.2% 2.2%
4,921 2,711 2,210 89 2,121 13 2,108 EEMA 4,184 2,288 1,896 16.6% 11.9% 11.2%
5,143 2,344 2,799 248 2,551 2 2,549 Asia 3,629 1,796 1,833 52.7% 39.2% 39.1%
2,487 1,640 847 39 808 - 808 Latin America & Canada 2,078 1,332 746 13.5% 8.3% 8.3%
20,706 $          12,344 $ 8,362 $            697 $       7,665 $               15 $       7,650 $            PMI Total 16,936 $    10,322 $ 6,614 $            26.4% 15.9% 15.7%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
1,262 $            105 $       1,157 $                - $          1,157 $            European Union 1,113 $            13.4% 4.0% 4.0%
925
(32) 957 (13)
970 EEMA 856 8.1% 11.8% 13.3%
1,309 104 1,205 2 1,203 Asia 690 89.7% 74.6% 74.3%
255 - 255 - 255 Latin America & Canada 244 4.5% 4.5% 4.5%
3,751 $            177 $       3,574 $               (11) $      3,585 $            PMI Total 2,903 $            29.2% 23.1% 23.5%
2011 2010
% Change in Reported Operating
Companies Income
2011 2010
% Change in Reported Net Revenues
excluding Excise Taxes

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended September 30,
($ in millions)
(Unaudited)
(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide
Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset Impairment &
Exit Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
1,262 $            (11) $                  1,273 $         105 $       1,168 $          - $                      1,168 $            European Union 1,113 $        (20) $                             1,133 $        12.4% 3.1% 3.1%
925 (16) 941 (32) 973 (1) 974 EEMA 856 - 856 9.9% 13.7% 13.8%
1,309 (5) 1,314 104 1,210 2 1,208 Asia 690 - 690 90.4% 75.4% 75.1%
255 (11) 266 - 266 - 266 Latin America & Canada 244 - 244 9.0% 9.0% 9.0%
3,751 $            (43) $                  3,794 $         177 $       3,617 $          1 $                      3,616 $            PMI Total 2,903 $        (20) $                             2,923 $        29.8% 23.7% 23.7%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding
Excise Taxes &
Currency (a)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions (a)
Adjusted
Operating
Companies
Income Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenues
excluding Excise
Taxes (a)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income Margin
excluding
Currency &
Acquisitions
1,168 $            2,185 $             53.5% 1,168 $          2,185 $              53.5% European Union 1,133 $        2,139 $                         53.0% 0.5 0.5
973 2,121 45.9% 974 2,108 46.2% EEMA 856 1,896 45.1% 0.8 1.1
1,210 2,551 47.4% 1,208 2,549 47.4% Asia 690 1,833 37.6% 9.8 9.8
266 808 32.9% 266 808 32.9% Latin America & Canada 244 746 32.7% 0.2 0.2
3,617 $            7,665 $             47.2% 3,616 $          7,650 $              47.3% PMI Total 2,923 $        6,614 $                         44.2% 3.0 3.1
% Change in Adjusted Operating
Companies Income
2010
2011 2010
2011

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Quarters Ended September 30,
(Unaudited)
2011 2010 % Change
Reported Diluted EPS 1.35 $                      0.99 $                      36.4%
Adjustments:
Asset impairment and exit costs 0.02 0.01
Tax items - -
Adjusted Diluted EPS 1.37 $                      1.00 $                      37.0%
Less:
Currency impact 0.04
Adjusted Diluted EPS, excluding Currency 1.33 $                      1.00 $                      33.0%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency
For the Quarters and Nine Months Ended September 30,
($ in millions)
(Unaudited)
(a) Operating Cash Flow
For the Quarters Ended For the Nine Months Ended
September 30, September 30,
2011 2010
% Change
2011 2010
% Change
Net cash provided by operating activities
(a)
3,053 $                 2,417 $                 26.3% 9,568 $                 7,856 $                 21.8%
Less:
Capital expenditures 223 164 568 483
Free cash flow 2,830 $                 2,253 $                 25.6% 9,000 $                 7,373 $                 22.1%
Less:
Currency impact 214 478
Free cash flow, excluding currency 2,616 $                 2,253 $                 16.1% 8,522 $                 7,373 $                 15.6%
For the Quarters Ended For the Nine Months Ended
September 30, September 30,
2011 2010 % Change 2011 2010 % Change
Net cash provided by operating activities
(a)
3,053 $                 2,417 $                 26.3% 9,568 $                 7,856 $                 21.8%
Less:
Currency impact 236 515
Net cash provided by operating activities,
excluding currency
2,817 $                 2,417 $                 16.5% 9,053 $                 7,856 $                 15.2%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS
For the Year Ended December 31,
(Unaudited)
2010
Reported Diluted EPS 3.92 $
Adjustments:
Tax items (0.07)
Asset impairment and exit costs 0.02
Adjusted Diluted EPS 3.87 $

2011 Third-Quarter Results October 20, 2011